                                                                      EXHIBIT 10


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account One of First SunAmerica Life Insurance Company, of our report dated November 6, 1995 relating to the financial statements of First SunAmerica Life Insurance Company, and of our report dated February 21, 1995 relating to the financial statements of Variable Annuity Account One of First SunAmerica Life Insurance Company, which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information.





PRICE WATERHOUSE LLP
Los Angeles, California
January 29, 1996